UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2015

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06 Material Impairments.

On April 10, 2015, General Electric Company ("GE"), announced its plan (the "GE Capital Exit Plan") to reduce the size of its financial services businesses through the sale of most of the assets of its subsidiary, General Electric Capital Corporation ("GECC") over the next 24 months, and to focus on continued investment and growth in GE's industrial businesses. As part of that announcement, GE estimated that it expected to incur approximately $23 billion of after-tax charges related to the GE Capital Exit Plan through 2016. In the first nine months of 2015, GE recognized $21.1 billion of after-tax charges related to the GE Capital Exit Plan.

As reported by GE on November 17, 2015, GE completed the split-off of Synchrony Financial ("Synchrony") which was reported in GECC's Consumer business. As previously disclosed in a Form 8-K filed on November 23, 2015, that transaction resulted in GE accepting 671,366,809 shares of its common stock in exchange for its Synchrony shares, as well as a pro forma gain as of September 30, 2015 of approximately $3.7 billion. Synchrony's historical results, as well as the actual gain on the transaction, will be reported as discontinued operations in the fourth quarter of 2015.

On November 30, 2015, GE classified the rest of GECC's Consumer business as held for sale. In connection with that classification, and as anticipated by the GE Capital Exit Plan, GE expects to recognize after-tax charges in the range of approximately $0.5 billion to $1.0 billion related to the loss on disposal for that business. None of these charges are expected to result in future net cash expenditures, and the charges were included within the framework of GE's initial GE Capital Exit Plan announcement on April 10, 2015. The charges will be partially offset by an after-tax gain of approximately $0.5 billion on the sale of our consumer finance business in Australia and New Zealand that was completed on November 25, 2015. Both the charges and the gain will be reported in discontinued operations in the fourth quarter of 2015.

Item 8.01 Other Events.

GE will report GECC's Consumer business as discontinued operations beginning in the fourth quarter of 2015. Unaudited pro forma financial information giving effect to the Consumer business classified as discontinued operations is filed herewith as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company is filed as Exhibit 99 to this Report on Form 8-K and is incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Statement of Financial Position at September 30, 2015.
•	Unaudited Pro Forma Condensed Consolidated Statements of Earnings for the nine months ended September 30, 2015 and 2014 and each of the years ended December 31, 2014, 2013 and 2012.
•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Unaudited pro forma ratio of earnings to fixed charges information is also filed herewith as Exhibits 12(a) and 12(b).

(d) Exhibits.  See Exhibits Index.

Forward-Looking Statements

This document contains "forward-looking statements" – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target."

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about our announced plan to reduce the size of our financial services businesses, including expected cash and non-cash charges associated with this plan; expected income; earnings per share; revenues; organic growth; margins; cost structure; restructuring charges; cash flows; return on capital; capital expenditures, capital allocation or capital structure; dividends; and the split between Industrial and GE Capital earnings.

For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include:

•
obtaining (or the timing of obtaining) any required regulatory reviews or approvals or any other consents or approvals associated with our announced plan to reduce the size of our financial services businesses;

•	our ability to complete incremental asset sales as part of that plan in a timely manner (or at all) and at the prices we have assumed;
•
changes in law, economic and financial conditions, including interest and exchange rate volatility, commodity and equity prices and the value of financial assets, including the impact of these conditions on our ability to sell or the value of incremental assets to be sold as part of our announced plan to reduce the size of our financial services businesses as well as other aspects of that plan;

•	the impact of conditions in the financial and credit markets on the availability and cost of GECC's funding, and GECC's exposure to counterparties;
•	the impact of conditions in the housing market and unemployment rates on the level of commercial and consumer credit defaults;
•	pending and future mortgage loan repurchase claims and other litigation claims in connection with WMC, which may affect our estimates of liability, including possible loss estimates;
•	our ability to maintain our current credit rating and the impact on our funding costs and competitive position if we do not do so;
•	the adequacy of our cash flows and earnings and other conditions which may affect our ability to pay our quarterly dividend at the planned level or to repurchase shares at planned levels;
•	GECC's ability to pay dividends to GE at the planned level, which may be affected by GECC's cash flows and earnings, financial services regulation and oversight, and other factors;
•	our ability to convert pre-order commitments/wins into orders;
•	the price we realize on orders since commitments/wins are stated at list prices;
•
customer actions or developments such as early aircraft retirements or reduced energy demand and other factors that may affect the level of demand and financial performance of the major industries and customers we serve;

•	the effectiveness of our risk management framework;
•	the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of financial services regulation and litigation;
•	our capital allocation plans, as such plans may change including with respect to the timing and size of share repurchases, acquisitions, joint ventures, dispositions and other strategic actions;
•
our success in completing, including obtaining regulatory approvals for, announced transactions, such as the Appliances disposition and our announced plan and transactions to reduce the size of our financial services businesses;

•	our success in integrating acquired businesses and operating joint ventures;
•	our ability to realize anticipated earnings and savings from announced transactions, acquired businesses and joint ventures;
•	the impact of potential information technology or data security breaches; and
•	the other factors that are described in "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2014.

These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements.  We do not undertake to update our forward-looking statements.

This document includes certain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: November 30, 2015	/s/ Jan R. Hauser
Jan R. Hauser Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description
12(a)	Pro Forma Computation of Ratio of Earnings to Fixed Charges
12(b)	Pro Forma Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends
99	General Electric Company Unaudited Pro Forma Condensed Consolidated Financial Statements